Exhibit 1-A






                                 JCP&L CAPITAL, L.P.
                            __% Cumulative Monthly Income
                            Preferred Securities, Series A
                 (liquidation preference $25 per Preferred Security) guaranteed to the extent described in the prospectus by Jersey Central Power & Light Company


                                Underwriting Agreement


                                                          ________ __, 1995



          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          GOLDMAN, SACHS & CO.
          DEAN WITTER REYNOLDS INC.
          A.G. EDWARDS & SONS, INC.
          MORGAN STANLEY & CO. INCORPORATED
          PAINEWEBBER INCORPORATED
            As representatives of the several Underwriters
              named in Schedule I hereto,
          c/o MERRILL LYNCH & CO.
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
              World Financial Center
              North Tower
              New York, New York 10281-1316

          Ladies and Gentlemen:

                    JCP&L   Capital,  L.P.  ("JCP&L  Capital"),  a  limited
          partnership formed under the laws of the State of Delaware, and Jersey Central Power and Light Company, a New Jersey corporation, as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that JCP&L Capital issue and sell to the Underwriters named in Schedule l hereto (the "Underwriters") an aggregate of _________ preferred partner interests of JCP&L Capital of a series designated the __% Cumulative Monthly Income Preferred Securities, Series A (liquidation preference $25 per Preferred Security) (the "Preferred Securities"), guaranteed by the Guarantor as to the payment of distributions, to the extent
          JCP&L Capital has sufficient cash on hand to permit such payments and funds legally available therefor, and as to payments on liquidation or redemption described in any Final Supplemented Prospectus (as defined in Section 1(a) hereof) (the "Guarantee").





               1. Each of JCP&L Capital and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the several Underwriters that:

                    (a) A registration statement on Form S-3, as amended by Amendment No. 1 thereto, in respect of, among other things, the Preferred Securities, the Guarantee and the __% Deferrable Interest Subordinated Debentures due 2044 of the Guarantor (the "__% Subordinated Debentures", and collectively with the Preferred Securities and the Guarantee, the "Securities") (File Nos. 33-57905 and 33-57905-01), has been filed by JCP&L Capital and the Guarantor with the Securities and Exchange Commission (the "Commission"); such registration statement, any pre-effective amendment thereto and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; as of the date of this Agreement, no other document with respect to such registration statement or document incorporated by reference therein had heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter called a "Preliminary Prospectus" or a "Preliminary Supplemented Prospectus," as the case may be; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective (but excluding the Form T-1 of the Trustee (as defined below)), each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it was included in the Registration Statement at the time it became effective, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange







               Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus");

                    (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to JCP&L Capital or the Guarantor by an Underwriter through you expressly for use therein;

                    (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to JCP&L Capital or the Guarantor by an Underwriter through you expressly for use in the Prospectus;

                    (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the







               Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to JCP&L Capital or the Guarantor by an Underwriter through you expressly for use therein, or to any statements in or omissions from the Form T-1 of the Trustee (as defined below), but nothing contained herein is intended as a waiver of compliance with the Act, the Exchange Act regulations or any rule or regulation of the Commission thereunder;

                    (e) JCP&L Capital has no subsidiaries. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or material change in the long-term debt of the Guarantor (including all of its subsidiaries taken as a whole) (except for such preferred stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to sinking fund or optional redemption provisions or changes in obligations under capital leases incurred in the ordinary course of the Guarantor's business or for any increase in common stock as a result of capital contributions or any decrease in capital stock as a result of the declaration by the Guarantor of either regular quarterly dividends on the Guarantor's preferred stock or dividends on its common stock) or in the capital accounts or long-term debt of JCP&L Capital, or any material adverse change in or affecting (i) the condition (financial or otherwise), stockholder's equity, business affairs, operating properties, business prospects or results of operations of the Guarantor and its subsidiaries taken as a whole or (ii) the condition (financial or otherwise), capital accounts, business affairs, operating properties, business prospects or results of operations of JCP&L Capital, in any such case otherwise than as set forth or contemplated in the Final Supplemented Prospectus;

                    (f) JCP&L Capital has been duly formed and is validly existing in good standing as a limited partnership under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus, and is duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each







               other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; JCP&L Preferred Capital, Inc., a Delaware corporation, is the sole general partner (the "General Partner") of JCP&L Capital; the General Partner is a wholly owned subsidiary of the Guarantor; and the General Partner has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus;

                    (g) The Guarantor is duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                    (h) The Guarantor has an authorized capitalization as set forth in the Final Supplemented Prospectus; and all of the issued limited partner interests of JCP&L Capital have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                    (i) The Preferred Securities have been duly and validly authorized by JCP&L Capital, and, when issued and delivered against payment therefor at the Time of Delivery (as defined herein) will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                    (j) The indenture (the "Indenture") to be dated as of ______ 1, 1995 between the Guarantor and United States Trust Company of New York, as trustee (the "Trustee"), and the __% Subordinated Debentures to be issued thereunder, have been duly authorized; the Indenture, which is substantially in the form filed as an exhibit to the Registration Statement, has been duly qualified under the Trust Indenture Act, and, at the Time of Delivery (as defined in Section 4 hereof), will have been duly executed and delivered and will constitute, and the __% Subordinated Debentures, when duly executed and authenticated in accordance with the Indenture and issued and delivered under the circumstances provided in







               the Final Supplemented Prospectus, will constitute, valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the __% Subordinated Debentures when duly executed, authenticated, issued and delivered, will conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                    (k)    The  Amended  and Restated  Limited  Partnership
               Agreement, dated as of ______ __, 1995 (the "Limited Partnership Agreement ), has been duly authorized by the General Partner and constitutes a valid and legally binding obligation of the General Partner, in its capacity as general partner of JCP&L Capital, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                    (l)   The Guarantee has  been duly authorized  and when
               executed and delivered by the Guarantor will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee will conform to the description thereof contained in the Final Supplemented Prospectus;

                    (m) All of the issued general and limited partner interests of JCP&L Capital (other than the Preferred Securities) are owned indirectly by the Guarantor and the Class A Limited Partner (as defined in the Limited Partnership Agreement), respectively, and have been duly and validly authorized and validly issued, free and clear of all liens, encumbrances, equities or claims; and JCP&L Capital is not a party to or otherwise bound by any agreement other than those described in the Final Supplemented Prospectus;

                    (n) The issue and sale of the Preferred Securities by JCP&L Capital, the compliance by JCP&L Capital with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated have been duly authorized by all necessary action of JCP&L Capital and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which JCP&L Capital is a party or by which JCP&L Capital is bound or to which any of the property or assets of JCP&L Capital is







               subject, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership of JCP&L Capital or the Limited Partnership Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over JCP&L Capital or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Preferred Securities or the consummation by JCP&L Capital of the transactions contemplated by this Agreement, except such as have been obtained regarding the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act, the approval of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), and the approvals of the New Jersey Board of Public Utilities (the "NJBPU"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and distribution of the Securities by the Underwriters and the filing of Certificates Pursuant to Rule 24 under the 1935 Act;

                    (o)   The issue and sale of the Preferred Securities by
               JCP&L Capital, the compliance by JCP&L Capital and the Guarantor with all of the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantee, the execution, delivery and performance by the Guarantor of the Indenture and the issuance and delivery by the Guarantor of the __% Subordinated Debentures thereunder and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action of the Guarantor, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which any of the property or assets of the Guarantor is subject except for such conflicts, breaches or violations which, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), stockholder's equity, business affairs, operating properties, business prospects or results of operations of the Guarantor (including all of its subsidiaries taken as a whole), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance of







               the Guarantee, the issuance of the __% Subordinated Debentures, or the consummation by the Guarantor of the transactions contemplated by this Agreement, except such as have been obtained regarding the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act, the approval of the Commission under the 1935 Act and the approvals of the NJBPU and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and distribution of the Securities by the Underwriters and the filing of Certificates Pursuant to Rule 24 under the 1935 Act;

                    (p) Neither the General Partner nor the Guarantor is in violation of its charter, or, in the case of JCP&L Capital, its Certificate of Limited Partnership or the
               Limited Partnership Agreement, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease, or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound;

                    (q) Other than as set forth in the Final Supplemented Prospectus, there are no legal or governmental proceedings pending to which JCP&L Capital or the Guarantor is a party or of which any property of JCP&L Capital or the Guarantor is the subject which, if determined adversely to JCP&L
               Capital or the Guarantor, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, stockholder's equity or results of operations of the Guarantor (including all of its subsidiaries taken as a whole) or (ii) the financial position, capital accounts or results of operations of JCP&L Capital; and, to the best of JCP&L Capital's and the Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (r) Neither JCP&L Capital nor the Guarantor is and, after giving effect to the offering and sale of the Securities, will be an investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and neither JCP&L Capital nor the Guarantor is directly or indirectly controlled by or acting on behalf of any person that is such a company or trust;

                    (s) Neither JCP&L Capital nor the Guarantor nor their affiliates does business with the government of Cuba or with any person located in Cuba within the meaning of Section








               517.075  of  Florida  Statutes   (chapter  92-198,  Laws  of
               Florida); and

                    (t) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

               2. Subject to the terms and conditions herein set forth, JCP&L Capital agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from JCP&L Capital, at a purchase price per Preferred Security of $25, the number of Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. The Guarantor agrees to issue the Guarantee and the __% Subordinated Debentures concurrently with the issue and sale of the Preferred Securities as contemplated herein.

                    The Guarantor hereby guarantees the timely performance by JCP&L Capital of its obligations under this Section 2 and
          Section 6 and Section 11 hereof. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the __% Subordinated Debentures of the Guarantor, the Guarantor hereby agrees to pay at the Time of Delivery (as defined in Section 4 hereof) to Merrill Lynch & Co. for the accounts of the several Underwriters, an amount equal to $_____ per Preferred Security for the Preferred Securities to be delivered by JCP&L Capital hereunder at such Time of Delivery, except that such compensation will be $_____ per Preferred Security sold to certain institutions.

               3. Upon the authorization by you of the release of the Preferred Securities, the several Underwriters propose to offer the Preferred Securities for sale upon the terms and conditions set forth in the Final Supplemented Prospectus.

               4. The Preferred Securities to be purchased by each Underwriter hereunder will be represented by a global certificate in book-entry form which will be deposited by or on behalf of JCP&L Capital with The Depository Trust Company ("DTC") or its designated custodian and registered in the name of Cede & Co., as nominee for DTC. JCP&L Capital will deliver the Preferred Securities to Merrill Lynch & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of JCP&L Capital in New York Clearing House (next day) funds, by causing DTC to credit the Preferred Securities to the account of Merrill Lynch & Co. at DTC. JCP&L Capital will cause the certificate representing the Preferred Securities to be made available to Merrill Lynch & Co. for checking at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian. The







          time, date and location of such delivery and payment shall be 10:30 a.m., New York City time, on ______ __, 1995 or such other time and date as Merrill Lynch & Co. and JCP&L Capital may agree upon in writing at the offices of Berlack, Israels & Liberman, 120 West 45th Street, New York, New York 10036. Such time and date are herein called the "Time of Delivery".

                    At the Time of Delivery, the Guarantor will pay, or cause to be paid, the commission payable at the Time of Delivery to the Underwriters under Section 2 hereof by certified or official bank check or checks, payable to the order of Merrill Lynch & Co.

               5. Each of JCP&L Capital and the Guarantor jointly and severally agrees with each of the Underwriters:

                    (a)  To prepare the  Final Supplemented Prospectus in a
               form approved by you and to file such Final Supplemented Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Final Supplemented Prospectus prior to the Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; in the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amendment to the Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or suspending any








               such qualification, to use promptly its best efforts to obtain its withdrawal;

                    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither JCP&L Capital nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                    (c) To furnish the Underwriters with copies of the Final Supplemented Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                    (d) In the case of the Guarantor, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Guarantor and its subsidiaries (which need not be audited)








               complying with Section 11(a) of the Act and the rules and regulations thereunder (including Rule 158);

                    (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by Merrill Lynch & Co., or
               (ii) the date which is 90 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any Preferred Securities, any limited partner interests of JCP&L Capital, or any preferred stock or any other securities of JCP&L Capital or the Guarantor which are substantially similar to the Preferred Securities or the Guarantee, or any securities convertible into or exchangeable for Preferred Securities, limited partner interests, preferred stock or such substantially similar securities of either JCP&L Capital or the Guarantor without your prior written consent;

                    (f) To the extent necessary to comply with New York Stock Exchange rules and regulations or the rules and regulations of any other exchange on which the Preferred Securities are listed, to furnish to the holders of the Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, capital stock and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

                    (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to the holders of the Preferred Securities generally, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of JCP&L Capital or the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Guarantor and its subsidiaries are consolidated in reports furnished to the holders of the Preferred Securities generally or to the Commission);

                    (h) To use its best efforts to list, subject to notice of issuance, the Preferred Securities on the New York Stock Exchange; and







                    (i) To use its best efforts to list the __% Subordinated Debentures, upon issuance to the holders of the Preferred Securities, on the same exchange on which the Preferred Securities are then listed.

               6.   JCP&L Capital and the  Guarantor jointly and  severally
          covenant and agree with the several Underwriters that JCP&L Capital and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of JCP&L Capital's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus and any amendments and supplements thereto and the mailing and delivering  of copies  thereof to  the Underwriters  and dealers;
          (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Preliminary (or any Supplemental) Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters not to exceed $15,000 incurred in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing certificates for the Preferred Securities; (vii) the cost and charges of any transfer agent or registrar; (viii) the cost of qualifying the Securities with DTC; (ix) the fees and expenses of any Trustee and any agent of any Trustee and the fees or disbursements of counsel for any Trustee in connection with the Indenture and the __% Subordinated Debentures; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make.

               7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of JCP&L Capital and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that JCP&L Capital and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:







                    (a) The Final Supplemented Prospectus shall have been electronically filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                    (b) Winthrop, Stimson, Putnam & Roberts, counsel for the Underwriters, shall have furnished to you such opinion, dated the Time of Delivery, with respect to: the incorporation of the Guarantor and the formation of JCP&L Capital; insofar as the Federal laws of the United States and the laws of the State of New York are concerned, the validity of the __% Subordinated Debentures and the Guarantee; this Agreement; the Preferred Securities; the Indenture; the Registration Statement; the Final Supplemented Prospectus; and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided, that in rendering such opinion, Winthrop, Stimson, Putnam & Roberts may rely upon the opinion of Richard S. Cohen, Esq. delivered pursuant to subsection (c) hereof as to all matters involving laws of the State of New Jersey and upon the opinion of Richards, Layton & Finger delivered pursuant to subsection (e) hereof as to all matters involving laws of the State of Delaware relating to JCP&L Capital, the General Partner, the Preferred Securities and the Limited Partnership Agreement.

                    (c) Berlack, Israels & Liberman and, insofar as the laws of the State of New Jersey are concerned, Richard S. Cohen, Esq., counsel for JCP&L Capital and the Guarantor, shall have furnished to you their written opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) JCP&L Capital has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), with, under the Limited Partnership Agreement and DRULPA, partnership power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus, and is duly qualified as a foreign limited partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is







                    subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                      (ii) The Guarantor is duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Supplemented Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                     (iii) The Guarantor has the authorized capital stock as set forth in the Final Supplemented Prospectus; and all of the issued general partner interests of JCP&L Capital have been duly and validly authorized and validly issued and are owned by the General Partner, free of all liens, encumbrances, equities or claims;

                      (iv) The Preferred Securities have been duly and validly authorized and are validly issued and, subject to the qualifications set forth in Section 7(e)(iv) hereof, are fully paid and nonassessable limited partner interests in JCP&L Capital;

                       (v) The Indenture and the __% Subordinated Debentures have been duly authorized by the Guarantor; the Indenture has been duly qualified under the Trust Indenture Act, and has been duly executed and delivered by the Guarantor and constitutes, and the __% Subordinated Debentures have been duly executed and delivered by the Guarantor and, assuming the due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture and the __% Subordinated Debentures conform to the descriptions thereof contained in the Final Supplemented Prospectus;

                      (vi) The Limited Partnership Agreement has been duly authorized by the General Partner and constitutes a valid and legally binding obligation of the General Partner, in its capacity as general partner of JCP&L







                    Capital, enforceable in accordance with its terms, subject to (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and
                    (b) no opinion being expressed on the effect upon the Limited Partnership Agreement of applicable law relating to fiduciary duties;

                     (vii) The Guarantee has been duly authorized, executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantee conforms to the description thereof contained in the Final Supplemented Prospectus;

                    (viii) The issue and sale of the Preferred Securities by JCP&L Capital, the compliance by JCP&L Capital with the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action of JCP&L Capital and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which JCP&L Capital is a party or by which JCP&L Capital is bound or to which any of the property or assets of JCP&L Capital is subject, nor will such action result in any violation of the provisions of the Certificate of Limited Partnership of JCP&L Capital or Limited Partnership Agreement of JCP&L Capital or any statute or any order, of which such counsel is aware, or any rule or regulation of any court or governmental agency or body having jurisdiction over JCP&L Capital or any of its properties;

                      (ix) The issue and sale of the Preferred Securities by JCP&L Capital, the compliance by JCP&L Capital and the Guarantor with the provisions of this Agreement, the execution, delivery and performance by the Guarantor of the Guarantee, the execution, delivery and performance by the Guarantor of the Indenture and the issuance and delivery by the Guarantor of the __% Subordinated Debentures thereunder and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary action of the Guarantor and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture,







                    mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which any of the property or assets of the Guarantor is subject of which such counsel is aware except for such conflicts, breaches or violations which, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), stockholder's equity, business affairs, operating properties, business prospects or results of operations of the Guarantor (including all of its subsidiaries taken as a whole), nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Bylaws of the Guarantor or any statute or any order, of which such counsel is aware, or any rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its subsidiaries or any of their properties;

                       (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and delivery of the Securities or the consummation by JCP&L Capital and the Guarantor of the transactions contemplated herein except (i) for an order of the NJBPU which has been obtained and is in full force and effect and informational filings with the NJBPU pursuant to such order, (ii) such as have been made or obtained under the Act, the 1935 Act and the Trust Indenture Act, (iii) such as may be required under state securities laws in connection with the purchase of the Preferred Securities by the Underwriters and the distribution of the Securities by the Underwriters, and
                    (iv) the filing of a Form 8-A to register the Preferred Securities under the Exchange Act;

                      (xi) This Agreement has been duly authorized, executed and delivered by each of JCP&L Capital and the Guarantor;

                     (xii) The statements made in the Prospectus under the caption "Description of Preferred Securities", insofar as they purport to constitute summaries of the terms of the Preferred Securities, are accurate and fair summaries;

                    (xiii) The documents incorporated by reference in the Final Supplemented Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules therein and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission







                    complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                     (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by JCP&L Capital prior to the Time of Delivery (other than the financial statements and related schedules therein and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the rules and regulations thereunder; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the
                    Prospectus which are not filed or incorporated by reference or described as required; and

                      (xv)    Neither  JCP&L Capital  nor the  Guarantor is
                    and, after giving effect to the offering and sale of the Preferred Securities, will be an investment company, unit investment trust or face-amount certificate company that is or is required to be registered under the Investment Company Act; and neither JCP&L Capital nor the Guarantor is directly or indirectly controlled by or acting on behalf of any person that is such a company or trust.

                    In addition, each  such counsel shall state that to the
               best of such counsel's knowledge and other than as set forth in the Final Supplemented Prospectus, there are no legal or governmental proceedings pending to which JCP&L Capital or the Guarantor is a party or of which any property of JCP&L Capital or the Guarantor is the subject which, if determined adversely to JCP&L Capital or the Guarantor, would individually or in the aggregate have a material adverse effect on (i) the consolidated financial position, stockholder's equity or results of operations of the Guarantor and the Guarantor's subsidiaries taken as a whole or (ii) the financial position, capital accounts or results of operations of JCP&L Capital; and, to the best of such counsel's knowledge, no such proceedings are overtly threatened or contemplated by governmental authorities or overtly threatened by others;

                    In  addition,  each  such  counsel  shall  state   that
               although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus,







               except  for those  covered  by their  opinion in  subsection
               (xii) of this section 7(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by JCP&L Capital or the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by JCP&L Capital or the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by JCP&L Capital or the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    In  rendering  their opinions,  (A) Berlack,  Israels &
               Liberman may rely upon the opinion of Richard S. Cohen, Esq. as to all matters involving laws of the State of New Jersey, and (B) such counsel may rely, as to all matters involving laws of the State of Delaware relating to JCP&L Capital, the General Partner, the Preferred Securities and the Limited Partnership Agreement, upon the opinion of Richards, Layton & Finger, delivered pursuant to subsection (e) hereof;

                    (d) Carter, Ledyard & Milburn, special tax counsel for JCP&L Capital and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that such counsel confirms its opinion as set forth under "United States Taxation" in the Final Supplemented Prospectus;

                    (e) Richards, Layton & Finger, special Delaware counsel for JCP&L Capital and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:








                       (i)    JCP&L  Capital has  been duly  formed and  is
                    validly  existing   in  good  standing   as  a  limited
                    partnership under DRULPA;

                      (ii) Under the Limited Partnership Agreement and DRULPA, JCP&L Capital has all necessary partnership power and authority to own its properties and conduct its business, all as described in the Final Supplemented Prospectus;

                     (iii)    The  general  partner  and   limited  partner
                    interests in JCP&L Capital issued to the General Partner and the Class A Limited Partner (as defined in the Limited Partnership Agreement) have been duly and validly authorized and are validly issued;

                      (iv) The Preferred Securities issued to the limited partners of JCP&L Capital who hold the Preferred Securities (the "Preferred Security Holders") have been duly and validly authorized and are validly issued and, subject to the qualifications set forth herein, are fully paid and nonassessable limited partner interests in JCP&L Capital, as to which, assuming that the Preferred Security Holders, as limited partners of JCP&L Capital, do not participate in the control of the business of JCP&L Capital, the Preferred Security Holders, as limited partners of JCP&L Capital, will have no liability in excess of their obligations to make payments provided for in the Limited Partnership Agreement and their share of JCP&L Capital's assets and undistributed profits (subject to the obligation of a Preferred Security Holder to repay any funds wrongfully distributed to it);

                       (v) There are no provisions in the Limited Partnership Agreement the inclusion of which, subject to the terms and conditions therein, or, assuming that the Preferred Security Holders, as limited partners of JCP&L Capital, take no action other than actions permitted by the Limited Partnership Agreement, the exercise of which, in accordance with the terms and conditions therein, would cause the Preferred Security Holders, as limited partners of JCP&L Capital, to be deemed to be participating in the control of the business of JCP&L Capital;

                      (vi) The Limited Partnership Agreement constitutes a legal, valid and binding agreement of the General Partner, and is enforceable against the General Partner, in its capacity as general partner of JCP&L Capital, in accordance with its terms subject to (a) bankruptcy, insolvency, moratorium, fraudulent conveyance, receivership, reorganization, liquidation and other similar laws relating to or affecting the







                    rights and remedies of creditors generally and to principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) and
                    (b) no opinion being expressed on the effect upon the Limited Partnership Agreement of applicable law relating to fiduciary duties;

                     (vii) Under the Limited Partnership Agreement and DRULPA, JCP&L Capital has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, this Agreement;

                    (viii) Under the Limited Partnership Agreement and DRULPA, the execution and delivery by JCP&L Capital of this Agreement, and the performance by JCP&L Capital of its obligations hereunder, have been duly authorized by all necessary partnership action on the part of JCP&L Capital;

                      (ix) The issuance and sale by JCP&L Capital of the Preferred Securities pursuant to this Agreement and the execution, delivery and performance by JCP&L Capital of this Agreement will not violate (i) any Delaware statute, rule or regulation, or (ii) the Certificate of Limited Partnership of JCP&L Capital or the Limited Partnership Agreement;

                       (x) No consent, approval, authorization, order, registration or qualification of or with any Delaware court or Delaware governmental agency or body is required solely as a result of the issuance and sale by JCP&L Capital of the Preferred Securities pursuant to this Agreement, the execution, delivery and performance by JCP&L Capital of this Agreement or the consummation of the transactions contemplated in this Agreement;

                      (xi) Such counsel has reviewed the statements in the Final Supplemented Prospectus under the caption "JCP&L Capital" and, insofar as it contains statements of Delaware law, such statements are fairly presented; and

                     (xii) Assuming that JCP&L Capital is treated as a partnership for Federal income tax purposes, and assuming that JCP&L Capital derives no income from or connected with sources within the State of Delaware, the Preferred Security Holders (other than those Preferred Security Holders who reside or are domiciled in the State of Delaware), will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in JCP&L Capital, and JCP&L Capital will not be liable for any income tax imposed by the State of Delaware.








                    (f) On the date of this Agreement and at the Time of Delivery, Coopers & Lybrand L.L.P. shall have furnished to you a letter, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex l hereto;

                    (g) Since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or material change in the long-term debt of the Guarantor (including all of its subsidiaries taken as a whole) (except for such preferred stock and long-term debt acquired for sinking fund purposes or redeemed pursuant to sinking fund or optional redemption provisions or changes in obligations under capital leases incurred in the ordinary course of the Guarantor's business or for any increase in common stock as a result of capital contributions or any decrease in capital stock as a result of the declaration by the Guarantor either of regular quarterly dividends on the Guarantor's preferred stock or dividends on its common stock) or in the capital accounts or long-term debt of JCP&L Capital, or any change in or affecting (x) the condition (financial or otherwise), stockholder's equity, business affairs, operating properties, business prospects or results of operations of the Guarantor and its subsidiaries taken as a whole or (y) the condition (financial or otherwise), capital accounts, business affairs, operating properties, business prospects or results of operations of JCP&L Capital, in any such case otherwise than as set forth or contemplated in the Final Supplemented Prospectus, the effect of which is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Final Supplemented Prospectus;

                    (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Guarantor's debt securities or preferred stock or JCP&L Capital's Preferred Securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Guarantor's debt securities or preferred stock or JCP&L Capital's Preferred Securities;

                    (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (ii) a suspension or material limitation in trading in JCP&L Capital's Preferred Securities or the Guarantor's preferred stock on the New York Stock Exchange;







               (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the public offering of the Securities or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Final Supplemented Prospectus;

                    (j) Provided the listing requirement concerning the minimum number of Preferred Security Holders shall have been satisfied, the Preferred Securities shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

                    (k) JCP&L Capital and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery, a certificate or certificates of the General Partner and a certificate or certificates of officers of the Guarantor, respectively, satisfactory to you as to the accuracy of the representations and warranties of JCP&L Capital and the Guarantor herein at and as of such Time of Delivery, as to the performance by each of JCP&L Capital and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request; and

                    (l) A Special Event (as defined in the Final Supplemented Prospectus) shall not have occurred and be continuing; provided that it shall also be a condition of the obligations of JCP&L Capital and the Guarantor hereunder, to issue and sell the Preferred Securities, that such a Special Event shall not have occurred and be continuing.

               8. (a) JCP&L Capital and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any
               Preliminary  Prospectus,  the  Registration  Statement,  the
               Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements







               therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither JCP&L Capital nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the
               Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to JCP&L Capital or the Guarantor by any Underwriter through you expressly for use therein; and provided, further, that neither JCP&L Capital nor the
               Guarantor shall be liable to any Underwriter under this subsection (a) with respect to any Preliminary Prospectus or Preliminary Supplemented Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold the Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Supplemented Prospectus (excluding documents incorporated by reference) or of the Final Supplemented Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if JCP&L Capital or the Guarantor has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or Preliminary Supplemented Prospectus and corrected in the Final Supplemented Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                    (b) Each Underwriter will indemnify and hold harmless JCP&L Capital and the Guarantor against any losses, claims, damages or liabilities to which JCP&L Capital or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary







               to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the
               Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to JCP&L Capital or the Guarantor by such Underwriter through you expressly for use therein; and will reimburse JCP&L Capital and the Guarantor for any legal or other expenses reasonably incurred by JCP&L Capital or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel








               retained in the indemnified party's reasonable judgment), approved by you in the case of paragraph (a) of this Section 8 representing the indemnified parties under such paragraph
               (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                    (d)    If  the  indemnification provided  for  in  this
               Section 8 is held unavailable, in whole or in part, to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by JCP&L Capital and the Guarantor on the one hand and the
               Underwriters  on   the  other  from  the   offering  of  the
               Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of JCP&L Capital and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by JCP&L Capital and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by JCP&L Capital bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Supplemented Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by JCP&L Capital and the Guarantor on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. JCP&L Capital, the







               Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                    (e) The obligations of JCP&L Capital and the Guarantor under this Section 8 shall be in addition to any liability which JCP&L Capital and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of JCP&L Capital and the Guarantor and to each person, if any, who controls JCP&L Capital and the Guarantor within the meaning of the Act.

               9. (a) If any Underwriter shall default in its obligation to purchase the Preferred Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Preferred Securities, then JCP&L Capital and the Guarantor shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed periods, you notify JCP&L Capital and the







               Guarantor that you have so arranged for the purchase of such Preferred Securities, or JCP&L Capital or the Guarantor notifies you that it has so arranged for the purchase of such Preferred Securities, you or JCP&L Capital and the Guarantor shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Supplemented Prospectus, or in any other documents or arrangements, and JCP&L Capital and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Preferred Securities.

                    (b) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you and JCP&L Capital and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Preferred Securities, then JCP&L Capital and the Guarantor shall have the right to require each non-defaulting Underwriter to purchase the number of Preferred Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Preferred Securities which such Underwriter agreed to purchase hereunder) of the Preferred Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                    (c) If, after giving effect to any arrangements for the purchase of the Preferred Securities of a defaulting Underwriter or Underwriters by you and JCP&L Capital and the Guarantor as provided in subsection (a) above, the aggregate number of such Preferred Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Preferred Securities, or if JCP&L Capital and the Guarantor shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Preferred Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate,  without  liability  on  the  part  of  any  non-
               defaulting Underwriter, JCP&L Capital or the Guarantor except for the expenses to be borne by JCP&L Capital, the Guarantor and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
               Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.







               10.  The      respective      indemnities,       agreements,
          representations, warranties and other statements of JCP&L Capital, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or JCP&L Capital, the Guarantor, or any officer or director or controlling person of JCP&L Capital or the Guarantor, and shall survive delivery of and payment for the Preferred Securities.

               11.  If  this Agreement  shall  be  terminated  pursuant  to
          Section 9 hereof, JCP&L Capital and the Guarantor shall not then be under any liability to any Underwriter except as provided in
          Section 6 and Section 8 hereof; but, if for any other reason (including the issuance of any stop order suspending the effectiveness of the Registration Statement under the Act or proceedings therefor initiated or threatened by the Commission, or, if for any reason there shall not be in full force and effect appropriate orders of the Commission under the 1935 Act and of the NJBPU authorizing the issuance and sale of the Securities and to the extent necessary the other transactions contemplated hereby), Preferred Securities are not delivered by or on behalf of JCP&L Capital (or the related Guarantee and __% Subordinated Debentures issuable by the Guarantor are not concurrently issued by the Guarantor) as provided herein, JCP&L Capital and the Guarantor will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities (or the Guarantee and __% Subordinated Debentures not so issued), but JCP&L Capital and the Guarantor shall then be under no further liability to any Underwriter except as provided in Section 6 and Section 8 hereof.

               12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Merrill Lynch & Co. on behalf of you as the representatives.

                    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, at World Financial Center, North Tower, New York, N.Y. 10281-1316,
          Attention: ______________________; and if to JCP&L Capital or the Guarantor shall be delivered or sent by mail to the address of the Guarantor set forth in the Registration Statement, Attention:
          Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by







          mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to JCP&L Capital or the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

               13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, JCP&L Capital, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Guarantor and each person who controls JCP&L Capital and the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               14.  Time shall be  of the  essence of this  Agreement.   As
          used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

               15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

               16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
































               If the foregoing is in accordance with your understanding, please sign and return to us twelve (12) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, on one hand, and JCP&L Capital and the Guarantor, on the other hand. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to JCP&L Capital and the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,


                                        JCP&L CAPITAL, L. P.

                                        By:  JCP&L Preferred Capital, Inc.,
                                             its General Partner


                                        By:
                                               Name:
                                               Title:

                                        JERSEY CENTRAL POWER & LIGHTCOMPANY


                                        By:
                                               Name:
                                               Title:


          Accepted as of the date hereof:

          MERRILL LYNCH & CO.
          MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
          GOLDMAN, SACHS & CO.
          DEAN WITTER REYNOLDS INC.
          A.G. EDWARDS & SONS, INC.
          MORGAN STANLEY & CO. INCORPORATED
          PAINEWEBBER INCORPORATED
          Acting on its own behalf and
          as representatives of the
          several Underwriters referred
          to in the foregoing Agreement

          By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

          By:
             Name:








                                      SCHEDULE I

                                                      Total Number of
                                                    Preferred Securities
          Underwriter                                  to be Purchased

          MERRILL LYNCH, PIERCE, FENNER & SMITH
                               INCORPORATED . . . . . . .

          GOLDMAN, SACHS & CO.  . . . . . . . . . . . . .

          DEAN WITTER REYNOLDS INC. . . . . . . . . . . . . . . . .

          A.G. EDWARDS & SONS, INC.  . . . . . . . . . . . . . . . .

          MORGAN STANLEY & CO. INCORPORATED . . . . . . . . . . . . .

          PAINEWEBBER INCORPORATED . . . . . . . . . . . . . . . . .

















                 TOTAL





                                                                    ANNEX 1


                           [FORM OF LETTER OF ACCOUNTANTS]

               Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

               (1) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (2) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) audited by them and included or incorporated by reference in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder;

               (3) On the basis of procedures referred to in such letter, including a reading of the minutes and the latest available interim financial statements of the Guarantor and inquiries of officials of the Guarantor responsible for financial and accounting matters, nothing caused them to believe that:

                    (A) Any material modifications should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                    (B) the unaudited financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

                    (C) the unaudited pro forma condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (D) at the date of the latest available internal balance sheet of the Guarantor and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the common stock, preferred stock without mandatory redemption, preferred stock with





               mandatory redemption or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt and preferred stock for sinking fund purposes and scheduled repayments or changes in obligations under capital leases incurred in the ordinary course of the Guarantor's business) of the Guarantor and its subsidiaries consolidated or any decrease in its common stockholder's equity (excluding any decrease as a result of the declaration by the Guarantor of regular quarterly dividends on its preferred stock and dividends on its common stock) as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all cases for changes, increases or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; and

               (4) In addition to their audit referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information are derived, directly or by analysis or computation, from the general accounting records of the Guarantor and its subsidiaries) that are included or incorporated by reference in the Prospectus and appear in the Prospectus or incorporated documents and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Guarantor and its subsidiaries.

               For purposes of this letter, all references in this Annex I to the Prospectus shall be deemed to refer to the Final Supplemented Prospectus in the form in which it is proposed to be filed but otherwise as defined in the Underwriting Agreement (including all documents incorporated by reference therein) as of the date of the letter delivered on the date of the Underwriting Agreement and to the Final Supplemented Prospectus as defined in the Underwriting Agreement (including all documents incorporated by reference therein), or, if the Prospectus has at such time been further amended or supplemented, to the Prospectus as so further amended or supplemented, as of the date of the letter delivered at the Time of Delivery.












